UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 1, 2005

FLEETWOOD ENTERPRISES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-7699	95-1948322
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

3125 Myers Street, Riverside, California		92503-5527
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (951) 351-3500

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01               Entry into a Material Definitive Agreement.

On November 1, 2005, Fleetwood Enterprises, Inc., a Delaware corporation (the “Company”), entered into an amendment (the “Amendment”) to its Second Amended and Restated Credit Agreement and Consent of Guarantors with Bank of America, N.A., as administrative agent and collateral agent, and other financial institutions signatory thereto.  The Amendment modifies a covenant under the facility to incorporate recent operating results.

The description of the Amendment set forth above is qualified in its entirety by reference to the full text of the Amendment, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 2.02.              Results of Operations and Financial Condition.

On November 3, 2005, Fleetwood Enterprises, Inc. issued a press release announcing preliminary revenues of its second fiscal quarter ending October 30, 2005.  A copy of the press release is attached as Exhibit 99.1 to this current report on Form 8-K.

Item 7.01               Regulation FD Disclosure

On November 3, 2005 certain members of the Company’s management will present at an investor conference and will also meet with institutional investors and analysts, during which meetings management will make a slide presentation.  The slides to be shown during the presentations are attached hereto and incorporated herein by reference as Exhibit 99.2 to this Form 8-K.

Item 9.01               Financial Statements and Exhibits.

(c)           Exhibits:

The following exhibits are filed with this current report on Form 8-K:

Exhibit Number	Description of Exhibit

10.1

Second Amendment to Second Amended and Restated Credit Agreement and Consent of Guarantors, dated as of November 1, 2005, among Fleetwood Enterprises, Inc., Fleetwood Holdings Inc. and its subsidiaries listed on the signature pages thereto, Fleetwood Retail Corp. and its subsidiaries listed on the signature pages thereto, the banks and other financial institutions signatory thereto, and Bank of America, N.A., as administrative agent and collateral agent.

99.1	Press release, dated November 3 2005, announcing preliminary revenues for Fleetwood Enterprises, Inc.’s second fiscal quarter ending October 30, 2005.

99.2	Slides to be shown during the Registrant’s presentations to institutional investors and analysts.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  November 3, 2005

FLEETWOOD ENTERPRISES, INC.

By:	/s/ Leonard J. McGill
Name:	Leonard J. McGill
Its:	Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

10.1

Second Amendment to Second Amended and Restated Credit Agreement and Consent of Guarantors, dated as of November 1, 2005, among Fleetwood Enterprises, Inc., Fleetwood Holdings Inc. and its subsidiaries listed on the signature pages thereto, Fleetwood Retail Corp. and its subsidiaries listed on the signature pages thereto, the banks and other financial institutions signatory thereto, and Bank of America, N.A., as administrative agent and collateral agent.

99.1	Press release, dated November 3 2005, announcing preliminary revenues for Fleetwood Enterprises, Inc.’s second fiscal quarter ending October 30, 2005.

99.2	Slides to be shown during the Registrant’s presentations to institutional investors and analysts.